Goldman Sachs Access Emerging Markets USD Bond ETF, Goldman Sachs ActiveBeta World Low Vol Plus Equity ETF, Goldman Sachs Bloomberg Clean Energy Equity ETF, Goldman Sachs ActiveBeta Paris-Aligned Climate U.S. Large Cap Equity ETF (the “Funds”) have not operated for a full year as of the end of the Reporting Period. The Registrant has provided annualized tracking difference and tracking error metrics in response to the Items above. Please note that the annualized metrics for the Funds do not reflect an actual full year of operation. The actual tracking difference and tracking error metrics may vary significantly from the annualized metrics stated above.